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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 31, 2001


                           COMMUNITY BANK SYSTEM, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-11716                  16-1213679
----------------------------   -----------------------      ----------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
of Incorporation)                                          Identification No.)


5790 Widewaters Parkway, DeWitt, New York 13214                  13214
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   (Address of Principal Executive Offices)                    (Zip code)



                        ---------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

      On May 11, 2001, Community Bank System, Inc. (the "Company") completed its merger (the "Merger") with First Liberty Bank Corp., a bank holding company based in Jermyn, Pennsylvania ("First Liberty"). Because the Merger was accounted for as a pooling of interests, the Company has retroactively restated its historical financial statements to include the financial condition and results of operations of First Liberty.

      Attached hereto as Exhibit 99.1 are the Company's consolidated financial statements as of December 31, 1999 and 2000, and for each of the years in the three-year period ended December 31, 2000, as restated to give effect to the pooling of interests with First Liberty (the "Restated Financial Statements"). Attached hereto as Exhibit 99.2 is Management's Discussion and Analysis of Financial Condition and Results of Operations with respect to the periods covered by the Restated Financial Statements. Exhibits 99.1 and 99.2 are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.


            Exhibit No.                  Description
            -----------                  -----------
              99.1            Restated Consolidated Financial
                              Statements of Community Bank System, Inc. as of
                              December 31, 1999 and 2000, and for each of the
                              years in the three-year period ended December
                              31, 2000.

              99.2            Management's Discussion and Analysis of
                              Financial Condition and Results of Operations

              99.3            Consent of PricewaterhouseCoopers LLP

              99.4            Consent of KPMG LLP

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMUNITY BANK SYSTEM, INC.

                                    By: /s/ David G. Wallace
                                        ----------------------------------------
                                        Name: David G. Wallace
                                        Title: Treasurer